UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549



                                 FORM 8-K



                              CURRENT REPORT



                       Pursuant to Section 13 of the

                      Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported):  October 17, 1996



                  Sears Receivables Financing Group, Inc.
            (Exact name of registrant as specified in charter)



     Delaware                   33-79186-01            Not Applicable
     (State of               (Commission File          (IRS Employer
     Organization)                Number)            Identification No.)


c/o Sears Receivables Financing Group, Inc.
    3711 Kennett Pike                                19807
    Greenville, Delaware                          (Zip Code)
(Address of principal executive offices)



Registrant's Telephone Number, including area code:  (302) 888-3176

Former name, former address and former fiscal year, if changed since last report: Not Applicable

Item 5.        Other Events

               On October 22, 1996, the registrant made available to investors a Prospectus Supplement, dated October 17, 1996, and Prospectus, dated October 17, 1996, with respect to the issuance of $500,000,000 aggregate principal amount of Series 1996-4 6.45% Class A Credit Card Pass-Through Certificates and $22,500,000 aggregate principal amount of Series 1996-4 6.65% Class B Credit Card Pass-Through Certificates of Sears Credit Account Master Trust II, pursuant to the Pooling and Servicing Agreement, dated as of July 31, 1994, among Sears Receivables Financing Group, Inc., ("SRFG"), as Seller, Sears, Roebuck and Co., ("Sears"), as Servicer and The First National Bank of Chicago, ("Trustee") as Trustee, as amended, and the Series Supplement, to be dated as of October 29, 1996 for Series 1996-4 among SRFG, Sears and Trustee. A copy of the Prospectus Supplement is attached as Exhibit 99.1.



Item 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits


Exhibit 99.1 Prospectus Supplement and Prospectus dated October 17, 1996, with respect to the 6.45% Class A Credit Card Pass-Through Certificates and the 6.65% Class B Credit Card Pass-
               Through Certificates of Sears Credit Account Master Trust II, Series 1996-4.
                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              Sears Credit Account Master Trust II
                                        (Registrant)


                              By:  Sears Receivables Financing
                                   Group, Inc.





Date:  October 22, 1996       By:  /S/Larry R. Raymond
                                   Larry R. Raymond
                                   Vice President, Finance

                               EXHIBIT INDEX




Exhibit 99.1 Prospectus Supplement and Prospectus dated October 17, 1996, with respect to the 6.45% Class A Credit Card Pass-Through Certificates and the 6.65% Class B Credit Card Pass-
               Through Certificates of Sears Credit Account Master Trust II, Series 1996-4.